Future Tech
International, Inc.
Unaudited Interim Condensed
Financial Statements
June 30, 1999 and 1998

Future Tech International, Inc. (in Liquidation Effective May 14, 1999)
Balance Sheet
June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

                                     Assets

Current Assets:
     Cash and cash equivalents                                     $  3,374,153
          Restricted cash                                             3,504,750
     Accounts receivable, net                                        13,998,484
     Inventories                                                      3,814,200
     Investment securities - trading                                    150,689
     Prepaid expenses and other current assets                        1,847,165
                                                                   ------------
          Total current assets                                       26,689,441
                                                                   ------------
Property and equipment, net                                           2,073,118
                                                                   ------------
          Total assets                                             $ 28,762,559
                                                                   ============

                     Liabilities and Stockholders' Deficit

Current Liabilities:
     Accounts payable                                              $ 40,486,973
     Accrued expenses                                                 1,032,894
     Accrued income taxes, interest and penalties                     4,603,259
     Current portion of mortgage payable                                  3,827
                                                                   ------------
          Total current liabilities                                  46,126,953
                                                                   ------------
Non-current liabilities:
     Mortgage payable, less current portion                             132,452
                                                                   ------------
          Total liabilities                                          46,259,405
                                                                   ------------
          Commitments and contigencies

Stockholders' deficit:
     Common stock, $1 par value; 1,000 shares authorized,
          issued and outstanding                                          1,000
     Advances to stockholders                                        (2,430,706)
     Accumulated deficit                                            (15,067,140)
                                                                   ------------
          Total stockholders' deficit                               (17,496,846)
                                                                   ------------
          Total liabilities and stockholders' deficit              $ 28,762,559
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Future Tech International, Inc. (in Liquidation Effective May 14, 1999) Statements of Discontinued Operations in Liquidation
Six Months Ended June 30, 1999 and 1998
(unaudited)
--------------------------------------------------------------------------------

                                                          1999         1998
Net sales:
     Third parties                                     $66,885,689  $80,599,744
     Related parties                                       416,255   11,418,237
                                                       -----------  -----------
                                                        67,301,944   92,017,981
                                                       -----------  -----------

Cost of sales:
     Third parties                                      63,598,696   74,744,678
     Related parties                                       400,169   10,955,525
                                                       -----------  -----------

                                                        63,998,865   85,700,203
                                                       -----------  -----------
Gross profit                                             3,303,079    6,317,778
                                                       -----------  -----------

Operating expenses:
     Selling, general and administrative                 3,613,352    5,017,743
     Legal and professional                                548,534    1,325,268
     Depreciation and amortization                         248,916      248,705
     Provision for doubtful accounts:
          Third parties                                  1,375,109    2,036,583
          Related parties                                  416,255    7,123,013
                                                       -----------  -----------

                                                         6,202,166   15,751,312
                                                       -----------  -----------
     Loss from operations                               (2,899,087)  (9,433,534)
                                                       -----------  -----------

Other income (expense):
     Interest income                                       197,051      328,861
     (Loss) gain on sales of investment securities         (67,450)     219,926
     Interest expense                                     (172,220)    (190,844)
     Other income                                           19,032      538,118
                                                       -----------  ------------

                                                           (23,587)     896,061
                                                       -----------  ------------

Net loss                                               $(2,922,674) $(8,537,473)
                                                       ===========  ============
Basic and diluted loss per share                       $    (2,923) $    (8,537)
                                                       ===========  ============
Weighted average common shares outstanding
     - basic and diluted                                     1,000        1,000
                                                       ===========  ============



   The accompanying notes are an integral part of these financial statements.

Future Tech International, Inc. (in Liquidation Effective May 14, 1999)
Statements of Cash Flows
Six Months Ended June 30, 1999 and 1998
(unaudited)
-------------------------------------------------------------------------------------------------------
                                                                              1999            1998

Cash flow from operating activities:
     Net loss                                                             $ (2,922,674)   $ (8,537,473)
     Adjustments to reconcile net loss to net cash
       used in operating activities:
          Provisions for doubtful accounts                                   1,791,364       9,159,596
          Depreciation and amortization                                        248,916         248,705
          Decrease in deferred income taxes                                       --           167,270
          Loss (gain) on sales of investment securities                         67,450        (219,926)
          Changes in operating assets and liabilites:
          Restricted cash                                                   (3,504,750)           --
               Accounts receivable                                            (927,137)     (7,645,246)
               Inventories                                                   4,986,084       3,990,012
               Prepaid expenses and other current assets                      (920,378)     (1,003,698)
               Accounts payable                                               (211,985)     (7,233,863)
               Accrued expenses                                                 31,138        (813,000)
               Accrued income taxes, interest and penalties                    152,799            --
                                                                          ------------    ------------
                    Net cash used in operating activities                   (1,209,173)    (11,887,623)
                                                                          ------------    ------------
     Cash flows from investing activities:
          Purchases of property and equipment                                  (55,547)        (97,657)
          Purchases of investment securities                                (4,242,969)     (1,756,565)
          Proceeds from sales of investment securities                       4,024,830       1,976,491
                                                                          ------------    ------------
                    Net cash (used in) provided by investing activities       (273,686)        122,269
                                                                          ------------    ------------
     Cash flows from financing activities:
          Advances to stockholders                                                --          (239,093)
          Repayments of advances to stockholders                                 7,156            --
          Dividends                                                               --        (1,711,001)
          Principal payments on mortgage payable                                (3,173)         (4,021)
                                                                          ------------    ------------
                    Net cash provided by (used in) financing activities          3,983      (1,947,115)
                                                                          ------------    ------------
                    Net decrease in cash and cash equivalents               (1,478,876)    (13,712,469)
     Cash and cash equivalents, beginning of period                          4,853,029      20,223,307
                                                                          ------------    ------------
     Cash and cash equivalents, end of period                             $  3,374,153    $  6,510,838
                                                                          ============    ============

   The accompanying notes are an integral part of these financial statements.

Future Tech International, Inc.
Notes to Condensed Financial Statements
Six Months Ended June 30, 1999 and 1998
(unaudited)
--------------------------------------------------------------------------------

1.    Basis of Financial Statement Presentation

      The accompanying financial statements of Future Tech International, Inc. (the "Company") have been prepared solely to comply with Bell Microproducts, Inc.'s ("Bell") requirement to provide audited financial statements for acquisitions that meet the Securities and Exchange Commission's criteria under Regulation S-X and are not intended to be used for any other purpose.

      The Company is a privately-held entity owned by two individuals. The Principal Shareholder owns 80% of the common stock and served as its Chairman and Chief Executive Officer through September 1998. The Minority Shareholder owns the remaining 20% and currently serves as its Chief Executive Officer. The Principal Shareholder fled the United States and is a fugitive from justice. In October 1998 the Principal Shareholder tendered control of the Company to the Minority Shareholder, who remains in control. In April 1999 the U. S. District Court prohibited the Principal Shareholder from exercising dominion and control over any aspect of the Company's business. Accordingly, the Company has been operating under the auspices and control of the Minority Shareholder since the Court's ruling, and as of the filing of the bankruptcy has operated under the jurisdiction of the bankruptcy court.

      On May 14, 1999, the Company entered into an asset purchase agreement to sell certain of its operating assets, including certain inventories, certain accounts receivable and certain plant and equipment, to a wholly-owned subsidiary of Bell. Under the asset purchase agreement, the Bell subsidiary agreed to assume up to $22,000,000 of the Company's debt to its trade vendors including Quantum Corporation, Maxtor Corporation, and others, subject to the right to certain offsets and reductions for uncollected receivables. On May 17, 1999, the Company filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code. The Company's reorganization plan and the sale of assets to the Bell subsidiary were approved by the United States
      Bankruptcy Court on July 9, 1999. The Bell subsidiary closed the transaction on July 21, 1999. The Bell subsidiary paid the Company $1,500,000 at closing and is obligated to pay additional consideration of $1,000,000 subject to certain offsets and reductions within 45 days of the closing date. The parties agreed to extend the 45-day period while the parties calculate all applicable offsets and reductions. Neither Bell nor the subsidiary assumed any rights or obligations to collect amounts due from related parties (Note 4), to pay additional assessments arising from any examinations or investigations by the IRS, state or other authorities (Note 3), or to prosecute, defend, collect or pay obligations, if any, that may ultimately arise from the Company's litigation with a former vendor (Note 5). Neither Bell nor the Bell subsidiary entered into any agreements in connection with the asset purchase agreement that would subject either to claims by the Company's creditors in its bankruptcy proceeding.

Future Tech International, Inc.
Notes to Condensed Financial Statements
Six Months Ended June 30, 1999 and 1998
(unaudited)
--------------------------------------------------------------------------------

      The accompanying financial statements have been prepared assuming the Company continues business in the normal course as a going concern. The Company is currently in liquidation as part of its reorganization plan; the financial statements have not been prepared on a liquidation basis. These financial statements do not include any adjustments that might arise from the outcome of the bankruptcy proceedings.

      In management's opinion, the accompanying unaudited interim condensed financial statements of Future Tech International, Inc. (the "Company"), in liquidation effective May 14, 1999 under Chapter 11 of the United States Bankruptcy Code, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Company's financial position, the results of its operations and its cash flows.

      The accompanying unaudited interim condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, certain information and disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The interim condensed financial statements should be read in conjunction with the Financial Statements and the Notes to the Financial Statements for the year ended December 31, 1998.

      The accounting policies followed for interim financial reporting are the same as those disclosures in Note 1 of the Notes to Financial Statements for the year ended December 31, 1998.


2.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The Company's management uses estimates primarily with respect to the allowance for doubtful accounts, the useful lives of property, plant and equipment and accrued expenses. Actual results could differ from those estimates.

Future Tech International, Inc.
Notes to Condensed Financial Statements
Six Months Ended June 30, 1999 and 1998
(unaudited)
--------------------------------------------------------------------------------

3.    Earnings Per Share

      Earnings per share have been calculated in accordance with Statement of Financial Accounting (SFAS) No. 128, "Earnings per share". Basic earnings per share is computed by dividing the earnings available to common stockholders by the weighted average number of common shares outstanding. For the six months ended June 30, 1999 and 1998, there were no common stock equivalents. Accordingly, basic and diluted earnings per share are equivalent.